UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2014

Date of Report (Date of earliest event reported)

ONVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35164	91-1859172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Olive Way, Suite 400

Seattle, Washington 98101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 282-5170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a) The Audit Committee of the Board of Directors of Onvia, Inc. (the “Company”) recently completed a competitive bid process to help inform its selection of what audit firm would serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014. As a result of that competitive bid process, the Audit Committee dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm, effective June 16, 2014.

The reports of D&T on the Company’s consolidated financial statements as of and for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and 2012 and through June 16, 2014, there were (i) no disagreements between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided D&T with a copy of this Form 8-K and requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agrees with the above statements. A copy of such letter, dated June 20, 2014, is attached as Exhibit 16.1.

(b) Contemporaneous with the dismissal of D&T, the Audit Committee engaged Moss Adams LLP (“Moss Adams”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2014, also effective June 16, 2014. During the years ended December 31, 2013 and 2012 and through June 16, 2014, the Company has not consulted with Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated June 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onvia, Inc.

June 20, 2014	By:	/s/ Henry G. Riner
Henry G. Riner Chief Executive Officer & President

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